SCHEDULE 14A

(RULE 14a-101)

Information Required in Proxy Statement

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to Rule14a-11(c) or 14a-12

Apollo Investment Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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9 West 57th Street

New York, New York 10019

June 16, 2020

Dear Stockholder:

You are cordially invited to attend the 2020 Annual Meeting of Stockholders of Apollo Investment Corporation, a Maryland corporation (the “Company”), to be held virtually on August 11, 2020 at 10:00 a.m., Eastern Daylight Time at www.virtualshareholdermeeting.com/AINV2020.

The Notice of Virtual Annual Meeting of Stockholders accompanying this letter provides an outline of the business to be conducted at the meeting. At the meeting, you will be asked: (1) to consider and vote upon the election of three Class I directors; (2) to consider and vote upon the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2021; and (3) to transact such other business as may properly come before the meeting and any postponements or adjournments thereof. I will also report on the progress of the Company during the past year and respond to stockholders’ questions.

You have the right to receive notice of and to vote at the Annual Meeting of Stockholders if you were a stockholder of record at the close of business on June 12, 2020. It is important that your shares be represented at the Annual Meeting. Please follow the instructions on the Notice of Internet Availability of Proxy Materials and authorize a proxy via the Internet or telephone to vote your shares. I encourage you to vote via the Internet as it saves us significant time and processing costs. However, the Notice of Internet Availability of Proxy Materials includes instructions on how to request a hard copy of the proxy statement and proxy card for the Annual Meeting free of charge, and you may vote your proxy by returning your proxy card to us after you request the hard copy materials. Your vote and participation in the governance of the Company is very important to us.

Sincerely yours,

John J. Hannan
Chairman of the Board of Directors

APOLLO INVESTMENT CORPORATION

9 West 57th Street

New York, New York 10019

(212) 515-3450

NOTICE OF VIRTUAL ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 11, 2020

Online Meeting Only – No Physical Meeting Location

To the Stockholders of Apollo Investment Corporation:

The 2020 Annual Meeting of Stockholders of Apollo Investment Corporation, a Maryland corporation (the “Company”), will be held virtually on Thursday, August 11, 2020 at 10:00 a.m., Eastern Daylight Time, at www.virtualshareholdermeeting.com/AINV2020, for the following purposes:

1.

To consider and vote upon the election of three Class I directors of the Company, who will each serve until the Company’s 2023 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified;

2.	To consider and vote upon ratifying the selection of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the year ending March 31, 2021; and

3.	To transact such other business as may properly come before the meeting and any postponements or adjournments thereof.

The 2020 Annual Meeting of Stockholders of the Company will only be accessible virtually via live webcast over the Internet at www.virtualshareholdermeeting.com/AINV2020.

You have the right to receive notice of and to vote at the meeting if you were a stockholder of record at the close of business on June 12, 2020. A list of these stockholders will be open for examination by any stockholder for any purpose germane to the Annual Meeting for a period of 10 days prior to the Annual Meeting at the Company’s principal executive offices at 9 West 57th Street, New York, New York 10019, and electronically during the Annual Meeting at www.virtualshareholdermeeting.com/AINV2020 when you enter your 16-Digit control number. The Company is furnishing a proxy statement and proxy card to its stockholders on the Internet, rather than mailing printed copies of those materials to its stockholders. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy statement and proxy card unless you request them. Instead, the Notice of Internet Availability of Proxy Materials will instruct you as to how you may access and review the proxy statement, and vote your proxy, on the Internet.

Whether or not you plan to participate in the Annual Meeting, we encourage you to vote your shares by following the instructions on the Notice of Internet Availability of Proxy Materials.

In the event there are not sufficient shares present for a quorum or sufficient votes to approve or ratify the proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

By Order of the Board of Directors,

Joseph D. Glatt, Corporate Secretary

New York, New York

June 16, 2020

This is an important meeting. To ensure proper representation at the meeting, please follow the instructions on the Notice of Internet Availability of Proxy Materials to authorize a proxy to vote your shares via the Internet or telephone, or by requesting, signing, dating and returning a proxy card. Even if you vote your shares prior to the meeting, you still may participate in the virtual Annual Meeting.

APOLLO INVESTMENT CORPORATION

9 West 57th Street

New York, New York 10019

(212) 515-3450

PROXY STATEMENT

2020 Virtual Annual Meeting of Stockholders

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Apollo Investment Corporation, a Maryland corporation (the “Company,” “we,” “us” or “our”), for use at the Company’s 2020 Annual Meeting of Stockholders (the “Meeting”) to be held on Tuesday, August 11, 2020 at 10:00 a.m., Eastern Daylight Time, virtually at www.virtualshareholdermeeting.com/AINV2020 and at any postponements or adjournments thereof. To participate in the Meeting virtually, you will need the Control Number included on your proxy card. Please note that those using the dial-in number for the listen-only conference call will not be able to vote or submit questions. This Proxy Statement, the Notice of Virtual Annual Meeting of Stockholders, the accompanying proxy card and the Company’s Annual Report for the fiscal year ended March 31, 2020, will be made available to stockholders via the Internet on or about June 22, 2020.

We encourage you to access the Meeting prior to the start time. The live webcast and listen-only conference call will begin promptly at 10:00 a.m. Eastern Daylight Time. We will have technicians ready to assist you with any technical difficulties you may have accessing the live webcast or listen-only conference call. If you encounter any difficulties accessing the virtual meeting during check-in or the meeting, please call the technical support number that will be posted on the virtual meeting platform log-in page at www.virtualshareholdermeeting.com/AINV2020. Technical support will be available starting at 9:30 a.m. on August 11, 2020 and will remain available until thirty minutes after the Meeting has finished. The virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the Meeting. Participants should also give themselves plenty of time to dial-in to the conference call or log in and ensure that they can hear audio prior to the start of the Meeting.

We encourage you to vote your shares by following the instructions on the Notice of Internet Availability of Proxy Materials and granting a proxy (i.e., authorizing someone to vote your shares). If you provide voting instructions, either via the Internet, by telephone or by requesting, signing, dating and returning a proxy card, and the Company receives them in time for the Meeting, the persons named as proxies will vote your shares in the manner that you specified. If you give no instructions on the proxy card you execute, the shares covered by the proxy card will be voted FOR the election of the nominees as Directors and FOR the ratification of the Company’s independent registered public accounting firm.

You may revoke a proxy at any time before it is exercised by notifying the Company’s Secretary in writing, by submitting a properly executed later-dated proxy, or by participating in the virtual Meeting and voting online. Participating in the virtual Meeting does not revoke your proxy unless you also vote online at the Meeting.

If your shares are registered in the name of a bank, brokerage firm or other nominee, you will receive instructions from your bank, broker or other nominee that you must follow in order to instruct how your shares are to be voted at the Meeting.

If you want to submit a question during the Meeting, log into the live webcast at www.virtualshareholdermeeting.com/AINV2020, type your question into the “Ask a Question” field, and click “Submit.”

Only questions submitted via the live webcast that are pertinent to Meeting matters will be answered during the Meeting, subject to time constraints. Please note that no questions may be submitted via the listen-only conference call. Questions or comments that are not related to the proposals under discussion, are about personal concerns not shared by stockholders generally, or use blatantly offensive language may be ruled out of order. Additionally, the Company may not be able to answer multiple questions submitted by the same stockholder. Questions pertinent to Meeting matters that cannot be answered during the Meeting due to time constraints will be posted online and answered at www.virtualshareholdermeeting.com/AINV2020. The questions and answers will be available as soon as practicable after the Meeting and will remain available until one week after posting.

Purpose of Meeting

At the Meeting, you will be asked to vote on the following proposals:

1.

To consider and vote upon the election of three Class I directors of the Company, who will each serve until the Company’s 2023 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified;

2.	To consider and vote upon ratifying the selection of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the year ending March 31, 2021; and

3.	To transact such other business as may properly come before the meeting and any postponement or adjournment thereof.

Voting Securities

You may vote your shares at the Meeting only if you were a stockholder of record at the close of business on June 12, 2020 (the “Record Date”). There were 65,259,176 shares of the Company’s common stock outstanding on the Record Date. Each share of common stock is entitled to one vote on each matter to be voted on at the Meeting. Stockholders do not have the right to cumulate votes in the election of directors.

Quorum Required

A quorum must be present at the Meeting for any business to be conducted. The presence at the Meeting, in person (virtually), or by proxy, of holders of shares of stock of the Company entitled to cast a majority of the votes entitled to be cast on the Record Date will constitute a quorum. Abstentions and broker non-votes will be deemed to be present for the purpose of determining a quorum for the Meeting. Those stockholders accessing the Meeting via the listen-only conference call will not be deemed to be “present” for purposes of determining a quorum for the Meeting. If a stockholder of the Company does not vote electronically via the live webcast or does not submit voting instructions to its broker, bank or other nominee, the broker, bank or other nominee will not be permitted to vote the stockholder’s shares on non-routine proposals. The ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending March 31, 2021 (Proposal 2) is considered routine under applicable rules. The election of directors (Proposal 1) is considered non-routine under applicable rules. For non-routine proposals, a broker, bank or other nominee that holds shares in street name on behalf of a stockholder must receive voting instructions from the beneficial owner of the shares in order for the shares to be voted at the Meeting. A “broker non-vote” with respect to a matter occurs when a broker, bank or other nominee holding shares on behalf of a beneficial owner has not received voting instructions from the beneficial owner on a particular proposal and does not have, or chooses not to exercise, discretionary authority to vote the shares on such proposals. Please note that to be sure your vote is counted on the Company’s proposal to elect directors, you should instruct your broker, bank, trustee or nominee how to vote your shares by following the voting instructions provided by your broker, bank, trustee or nominee. If you do not provide voting instructions, votes may not be cast on your behalf with respect to such proposal.

Vote Required

Election of Directors. The election of a Director requires the affirmative vote of a majority of the total votes cast for and affirmatively withheld as to such nominee. If you vote “Withhold Authority” with respect to a nominee, your shares will not be voted with respect to the person indicated. Because Directors are elected by an affirmative vote of the majority of the total votes cast for and affirmatively withheld, votes to withhold authority will have the effect of a vote against a nominee. Broker non-votes will not be included in determining the number of votes cast and as a result will have no effect on this proposal.

Ratification of Independent Registered Public Accounting Firm. The affirmative vote of a majority of the votes cast at the Meeting virtually or by proxy is required to ratify the appointment of PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2021. Abstentions and broker non-votes, if any, will not be included in determining the number of votes cast and as a result will have no effect on this proposal.

Additional Solicitation. If there are not enough shares represented at the Meeting for a quorum or votes to approve or ratify a proposal at the Meeting, the Chairman of the Meeting may adjourn the Meeting to permit the further solicitation of proxies.

A stockholder vote may be taken on any proposal in this Proxy Statement prior to any such adjournment if a quorum is present and there are sufficient votes for approval of such proposal.

Authorizing a Proxy for Shares Held in Your Name

If you are a record holder of shares of the Company’s common stock, you may authorize a proxy to vote on your behalf by following the instructions provided on the Notice of Internet Availability of Proxy Materials. Authorizing your proxy will not limit your right to participate in the virtual Meeting and vote your shares online. A properly completed and submitted proxy will be voted in accordance with your instructions unless you subsequently revoke your instructions. If you authorize a proxy without indicating your voting instructions, the proxyholder will vote your shares according to the Board’s recommendations. Internet and telephone voting procedures are designed to authenticate the stockholder’s identity and to allow stockholders to vote their shares and confirm that their instructions have been properly recorded. Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned a proxy card.

Revoking Your Proxy

If you are a stockholder of record, you can revoke your proxy at any time before it is exercised by: (i) delivering a written revocation notice that is received prior to the Meeting to Apollo Investment Corporation at 9 West 57th Street, New York, New York 10019, Attention: Secretary; (ii) submitting a later-dated proxy that we receive before the conclusion of voting at the Meeting; or (iii) participating in the virtual Meeting and voting online. If you hold shares of a Company’s common stock through a broker, bank, trustee or nominee, you must follow the instructions you receive from them in order to revoke your voting instructions. Participating in the virtual Meeting does not revoke your proxy unless you also vote online at the Meeting.

Information Regarding This Solicitation

The Company will bear the expense of the solicitation of proxies for the Meeting. The Company has retained Georgeson LLC (“Georgeson”) to assist in the solicitation of proxies. The Company expects to pay market rates for such services, with an estimated fee of approximately $8,500, plus expenses. As the Meeting date approaches, certain stockholders of the Company may receive a telephone call from a representative of

Georgeson if their proxy authorizations have not yet been received. Authorization to permit Georgeson to execute proxies may be obtained by telephonic or electronically transmitted instructions from stockholders of the Company. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Company believes that these procedures are reasonably designed to ensure that both the identity of the stockholder casting the vote and the voting instructions of the stockholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Georgeson representative is required to ask each stockholder to confirm his or her full name and to confirm a portion of the address that appears on the stockholder’s account registration. The Georgeson representative will ask the stockholder to confirm that he or she has either received the proxy materials in the mail or has been provided a notice and access notification. If the stockholder is a corporation or entity, the Georgeson representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited matches the information provided to Georgeson, then the Georgeson representative has the responsibility to explain the process, read the proposals listed on the proxy card and ask for the stockholder’s instructions on the proposals. Although the Georgeson representative is permitted to answer questions about the process, he or she is not permitted to recommend to the stockholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Georgeson will record the stockholder’s instructions electronically and submit the instructions electronically to be tabulated. The stockholder will be sent a letter to confirm his or her proxy authorization and provide instructions for making corrections if his or her voting instructions are not correctly reflected in the confirmation.

We have requested that brokers, nominees, fiduciaries and other persons holding shares in their names, or in the names of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. We will reimburse such persons for their reasonable expenses in so doing.

In addition to mail and email, proxies may be solicited personally via the Internet or by telephone or facsimile transmission by directors or officers of the Company or officers or employees of Apollo Investment Management, L.P. (“AIM”), our investment adviser (without special compensation). AIM is located at 9 West 57th Street, New York, New York 10019.

Security Ownership of Certain Beneficial Owners and Management

As of the Record Date, to our knowledge, no person would be presumed under the Investment Company Act of 1940, as amended (the “1940 Act”), to “control” us, as such term is defined in the 1940 Act.

Our Directors consist of independent Directors (Directors who are not “interested persons” (as defined in the 1940 Act) of the Company, and therefore not affiliates of AIM) (“Independent Directors”) and interested Directors. Interested Directors are “interested persons” of the Company, as defined in the 1940 Act.

The following table sets forth, as of March 31, 2020, certain ownership information with respect to our common stock for those persons whom we believe, based on public filings and/or information provided by such persons, directly or indirectly owned, controlled or held, with the power to vote, 5% or more of our outstanding common stock as of that date as well as our affiliates that directly or indirectly owned, controlled or held, with the power to vote, our outstanding common stock as of that date. Unless otherwise indicated, we believe that each beneficial owner set forth in the table has sole voting and investment power over the securities owned by it.

Name and address of Beneficial Owner	Type of ownership(1)	Shares owned	Percentage of common stock outstanding
Thornburg Investment Management Inc. (2)	Beneficial	4,920,549	7.54%
Apollo Principal Holdings III LP (3)	Beneficial	2,900,321	4.44%

(1)	All of our common stock is owned of record by Cede & Co., as nominee of The Depository Trust Company.
(2)

The principal address for Thornburg Investment Management Inc. (“Thornburg”) is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506. Information obtained from a Schedule 13G filed by Thornburg with the Securities and Exchange Commission (the “Commission” or “SEC”) reporting share ownership as of March 31, 2020. Based on that filing, Thornburg maintains the sole power to vote or dispose of 4,920,549 shares.

(3)	Apollo Principal Holdings III LP (“Apollo Management”) is an affiliate of the Company. The principal address for Apollo Management is 9 West 57th Street, New York, New York 10019.

The following table sets forth, as of the Record Date, the number of shares of the Company’s common stock beneficially owned by the Director nominees and each of our other Directors and our current Executive Officers. As of that date, the Company’s Directors and Executive Officers, as a group, owned less than 1% of the Company’s outstanding common stock.

Independent Directors and Nominees, Interested Directors and Executive Officers	Amount and Nature of Beneficial Ownership (1)		Percent of Class (2)
Independent Directors and Nominee
Jeanette W. Loeb	10,000		*
Barbara Matas	6,666		*
Frank C. Puleo	9,726		*
R. Rudolph Reinfrank	8,333		*
Elliot Stein, Jr.	13,161		*

Interested Directors
John J. Hannan	62,739		*
Bradley J. Wechsler	15,000		*
Howard T. Widra	131,312	(3)	*

Executive Officers
Gregory W. Hunt	13,290		*
Joseph D. Glatt	424		*
Tanner Powell	61,833	(4)	*
Isabelle Gold	—		*
Amit Joshi	233		*

*	Represents less than 1% of the outstanding shares.
(1)	Includes shares held through indirect beneficial ownership in a family trust.
(2)	Based on 65,259,176 shares of common stock outstanding as of the Record Date.
(3)	Also includes 70,533 unvested restricted stock units, 351 of which vested and 351 of which will vest, subject to the applicable terms and conditions, within 60 days of the date set forth above.
(4)	Also includes 45,999 unvested restricted stock units, 351 of which vested and 351 of which will vest, subject to the applicable terms and conditions, within 60 days of the date set forth above.

Dollar Range of Securities Beneficially Owned by Directors

The following table sets forth the dollar range of our common stock beneficially owned by the Director nominees and each of our other Directors as of the Record Date. Information as to the beneficial ownership is based on information furnished to the Company by such persons. (We are not part of a “family of investment companies” as that term is defined in the 1940 Act).

Directors and Nominees	Dollar Range of Common Stock in the Company(1)
Independent Directors and Nominees
Jeanette W. Loeb (2)	$100,001 – $500,000
Barbara Matas	$50,001 – $100,000
Frank C. Puleo	$100,001 – $500,000
R. Rudolph Reinfrank	$50,001 – $100,000
Elliot Stein, Jr. (2)	$100,001 – $500,000
Interested Directors and Nominees
John J. Hannan (2)	$500,001 – $1,000,000
Bradley J. Wechsler	$100,001 – $500,000
Howard T. Widra	over $1,000,000

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000 or over $1,000,000.
(2)	Dollar range includes shares held through indirect beneficial ownership in a family trust.

PROPOSAL 1: ELECTION OF DIRECTORS

Pursuant to the Company’s charter and bylaws, the Board of Directors may modify the number of members of the Board of Directors provided that the number thereof shall never be less than four nor more than ten. In accordance with the bylaws, at the conclusion of this Meeting, the Company will have eight members of the Board of Directors. Directors are divided into three classes and are generally elected for staggered terms of three years each, with a term of office of one of the three classes of Directors expiring each year. The Company may have cause to propose a term of less than three years for a Director as it may deem necessary. Each Director will hold office for the term to which he or she is elected or until his or her successor is duly elected and qualified.

A stockholder can vote for, or withhold his or her vote from, any nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of the nominees named below. If a nominee should decline or be unable to serve as a Director, it is intended that the proxy will be voted for the election of such person as is nominated by the Board of Directors as a replacement. The Board of Directors has no reason to believe that any of the persons named below will be unable or unwilling to serve.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

Information about the Nominees and Directors

Certain information with respect to the Class I nominees for election at the Meeting, as well as each of the other Directors who are not standing for re-election, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person held during the last five years, and the year in which each person became a Director of the Company.

On January 3, 2020, James Zelter notified the Company that he would resign as a Director of the Company effective immediately. On May 20, 2020, Carl Spielvogel announced that he will be resigning from the Board, effective as of the conclusion of the Meeting. Neither Mr. Zelter’s or Mr. Spielvogel’s decision to resign was a result of any disagreement with the Company.

Jeanette W. Loeb, Frank C. Puleo, and Howard T. Widra each has been nominated for election for a three-year term expiring at the Company’s 2023 Annual Meeting of Stockholders and until their successors are duly elected and qualified. Ms. Loeb and Messrs. Puleo and Widra currently serve as Directors of the Company. None of Ms. Loeb and Messrs. Puleo and Widra is being proposed for election pursuant to any agreement or understanding between Ms. Loeb and Messrs. Puleo and Widra and the Company.

Nominees for Class I Directors—Term Expiring 2023

Name, Address and Age(1)	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past 5 Years[1]	Other Directorships of Public or Registered Investment Companies Held by Director or Nominee for Director during Past 5 Years(2)
Independent Directors

Jeanette W. Loeb, 68	Director	Class I Director since August 2011.	Director of PetCareRx (e-commerce pet pharmacy), Chairman and CEO of PetCareRx from 2001 to 2011 and current CEO of PetCareRx from September 2015 to present.	Director of AB Multi-Manager Alternative Fund (closed-end investment fund); Director of AB Mutual Funds Board.

Name, Address and Age(1)	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past 5 Years[1]	Other Directorships of Public or Registered Investment Companies Held by Director or Nominee for Director during Past 5 Years(2)

Frank C. Puleo, 74	Director	Class I Director since February 2008.	Mr. Puleo was a Partner at Milbank, Tweed, Hadley & McCloy LLP (law firm). Mr. Puleo became a partner of Milbank, Tweed, Hadley & McCloy LLP in 1978 and Co-Chair of the firm’s Global Finance Group in 1995 until retiring at the end of 2006.	Director of SLM Corp. (education financing company) since 2008; Director of Syncora Holdings Ltd. (financial holding company).

Interested Director

Howard T. Widra, 51 (2)	Chief Executive Officer and Director	Class I Director since May 2018.	Managing Partner of Apollo Capital Management, L.P. since 2013; Prior to 2013, he was the Chief Executive Officer of MidCap Financial.	None.

CONTINUING DIRECTORS (not up for election at the Meeting)

Class II Directors—Term Expiring 2021

Name, Address and Age(1)	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past 5 Years	Other Directorships of Public or Registered Investment Companies Held by Director or Nominee for Director during Past 5 Years(2)
Independent Directors

R. Rudolph Reinfrank, 64	Director	Class II Director since June 2013.	Managing General Partner of Riverford Partners, LLC (strategic advisory and investment firm) since 2009.	Director of Kayne Anderson Acquisition Corp.

Barbara Matas, 60	Director	Class II Director since March 2017.	Chairman of Citigroup Leveraged Finance from 2013 to 2016; co-head from 2006 to 2013.	Director of Sleep Number since 2016, Director of BRP Group, Inc. since February 2020.

Interested Director

John J. Hannan, 67 (2)	Chairman of the Board and Director	Class II Director since March 2004.	Co-founded Apollo Management, L.P. in 1990.	Director of Environmental Solutions Worldwide, Inc. (automotive).

CONTINUING DIRECTORS (not up for election at the Meeting)

Class III Directors—Term Expiring 2022

Name, Address and Age (1)	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past 5 Years	Other Directorships of Public or Registered Investment Companies Held by Director or Nominee for Director during Past 5 Years(2)
Independent Director

Elliot Stein, Jr., 71	Director	Class III Director since March 2004.	Private Investor; Corporate Director/Trustee.	Director of Apollo Senior Floating Rate Fund Inc. (closed-end investment fund) since 2011; Director of Apollo Tactical Income Fund Inc. (closed-end investment fund) since 2013; Director of BellRing Brands, Inc.

Interested Director

Bradley J. Wechsler, 68 (2)	Director	Class III Director since April 2004.	Managing Partner of Elysium, LLC since 2015 and Chairman of IMAX Corporation (entertainment, technology and international media company). Formerly, Co-Chairman and Co-Chief Executive Officer of IMAX Corporation from 1996 to 2009.	Chairman of IMAX Corporation.

(1)	The business address of the Director nominees, Directors and Executive Officers is c/o Apollo Investment Corporation, 9 West 57th Street, New York, New York 10019.
(2)	Messrs. Hannan, Wechsler and Widra are interested Directors due to their affiliations with AIM and its affiliates.

Corporate Governance

Director Independence. NASDAQ rules require listed companies to have a board of directors with at least a majority of Independent Directors. Under NASDAQ rules, in order for a director to be deemed independent, the board of directors must determine that the individual does not have a relationship that would interfere with the director’s exercise of independent judgment in carrying out his or her responsibilities. On an annual basis, each member of our Board of Directors is required to complete an independence questionnaire designed to provide information to assist the Board of Directors in determining whether the Director is independent under NASDAQ rules and our corporate governance guidelines. Our Board of Directors has determined that each of our Directors, other than Messrs. Hannan, Wechsler and Widra, is independent under the listing standards of NASDAQ Marketplace Rule 5605 (a)(2). Our governance guidelines require any Director who has previously been determined to be independent to inform the Chairman of the Board of Directors, the Chairman of the Nominating and Corporate Governance Committee and our Corporate Secretary of any change in circumstance that may cause his or her status as an Independent Director to change. The Board of Directors limits membership on the Audit Committee and the Nominating and Corporate Governance Committee to Independent Directors.

Board of Directors’ Oversight Role in Management. The Board of Directors’ role in management of the Company is oversight. As is the case with virtually all investment companies, including externally managed business development companies such as the Company (as distinguished from operating companies), service providers to the Company, primarily AIM, Apollo Investment Administration, LLC (“AIA”) and their affiliates, have responsibility for the day-to-day management of the Company, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board of Directors, acting at its scheduled meetings, or the Chairman or the lead Independent Director acting between Board of Directors meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Company’s Chief Executive Officer, its President and Chief Operating Officer and its Chief Financial Officer (or a senior representative of their respective offices), the Company’s and AIM’s Chief Compliance Officer and portfolio management personnel. The Audit Committee of the Board of Directors (which consists of all Independent Directors) meets regularly, and between meetings the Audit Committee Chair maintains contact with the Company’s independent registered public accounting firm, the Company’s Chief Financial Officer and the internal auditor. In addition, at its quarterly meetings, the Audit Committee meets with the independent valuation services that evaluate certain of the Company’s securities holdings for which there are not readily available market values. The Board of Directors also receives periodic presentations from senior personnel of AIM or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as business continuity, personal trading, valuation, credit and investment research. The Board of Directors has adopted policies and procedures designed to address certain risks of the Company. In addition, the Company, AIM, AIA and other service providers to the Company have adopted a variety of policies, procedures and controls designed to address particular risks to the Company. However, it is not possible to eliminate all of the risks applicable to the Company. The Board of Directors also receives reports from counsel to the Company or counsel to AIM and the Board of Directors’ own independent legal counsel regarding regulatory compliance and governance matters. The Board of Directors oversight role does not make the Board of Directors a guarantor of the Company’s investments or activities or the activities of any of the Company’s service providers on behalf of the Company.

Board of Directors Composition and Leadership Structure. The 1940 Act requires that at least a majority of the Company’s Directors be Independent Directors. Currently, six of the Company’s eight continuing Directors are Independent Directors. The Chairman of the Board of Directors is an interested person of the Company, and the Independent Directors have designated a lead Independent Director, Mr. Stein, who chairs meetings or executive sessions of the Independent Directors, reviews and comments on Board of Directors meeting agendas, represents the views of the Independent Directors to management and facilitates communication among the Independent Directors and their counsel and between management and the Independent Directors. The Board of Directors has determined that its leadership structure, in which over 60% of the Directors are not affiliated with AIM, is appropriate in light of the services that AIM and its affiliates provide to the Company and potential conflicts of interest that could arise from these relationships.

Information About Each Director’s Experience, Qualifications, Attributes or Skills. Additional information about each Director follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Director possesses which the Board of Directors believes has prepared them to be effective Directors. The Board of Directors believes that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the board level, with no single Director, or particular factor, being indicative of board effectiveness. However, the Board of Directors believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Company management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board of Directors believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a Director’s educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board of Directors of the Company) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. To assist them in evaluating matters under federal and state law, the Directors are counseled by their own independent legal counsel, who participates in Board of Directors meetings and interacts with AIM, and also may benefit from information provided by the Company’s or AIM’s counsel; both the Board of Directors’ and Company counsel have significant experience advising funds and fund board members. The Board of Directors and its Committees have the ability to engage other experts as appropriate. The Board of Directors evaluates its performance on an annual basis.

Independent Directors

Jeanette W. Loeb (67) Director. Ms. Loeb became a Director of the Company in August 2011. Ms. Loeb currently serves as a Director and Chief Executive Officer of PetCareRx, Inc., a leading e-commerce pet pharmacy that sells pet medications, supplies and food directly to the consumer. Ms. Loeb has served as Chief Executive Officer of PetCareRx since 2015 and formerly served as Chairman and Chief Executive Officer of the company from 2001 to 2011. From 1977 until 1994, Ms. Loeb was an investment banker at Goldman Sachs & Co., where she served as the head of the Structured Finance Department in the U.S. Ms. Loeb was named the first woman partner of Goldman Sachs & Co. in 1986 and served as a partner from 1986 to 1994. Ms. Loeb received an MBA from Harvard Business School and graduated Phi Beta Kappa from Wellesley College with a BA in economics. She currently serves on the board and the finance committee of New York City Center and also serves on the board, governance and audit committees of the AB Funds. She has previously been on the board and audit committee of the United Nations Development Corporation, the board for Alliance Bernstein Multi-Manager Alternative Fund, a member of the board of the Collegiate School, the Treasurer and a board member of the Society of Memorial Sloan Kettering, and a founding member of the Wellesley Business Leadership Council.

Barbara Matas (60) Director. Ms. Matas became a Director of the Company in March 2017. Ms. Matas formerly served as the Chairman of Citigroup’s Leveraged Finance business from 2013 to 2016 and Co-Head from 2006 to 2013. Ms. Matas joined Citicorp in 1985 and held various leadership positions in leveraged finance and high yield capital markets at Citicorp, Salomon Brothers and Citigroup until 2006. She began her career as an auditor at Touche Ross. Ms. Matas has also been a director of Sleep Number since 2016. Ms. Matas holds a B.S. in accounting and quantitative analysis from New York University and an M.B.A. in corporate finance from the University of Michigan.

Frank C. Puleo (74) Director. Mr. Puleo became a Director of the Company in February 2008. Mr. Puleo currently serves as a Director of South Street Holdings, LLC (formerly known as CMET Finance Holdings, Inc.), a company that finances securities inventory for customers and dealers and licenses trade processing software, SLM Corp., a student loan company, and Syncora Holdings Ltd. From 2006 to 2014, Mr. Puleo was a Director of CIFC Corp. (formerly known as CIFC Deerfield Corp.), a credit asset manager. Previously, Mr. Puleo was also a partner at Milbank, Tweed, Hadley & McCloy LLP (“Milbank”) where he advised clients on structured finance transactions, bank and bank holding company regulatory and securities law matters. Mr. Puleo became a partner of Milbank in 1978 and Co-Chair of its Global Finance Group in 1995 until retiring at the end of 2006. He was a member of the Milbank’s Executive Committee from 1982 to 1991 and from 1996 to 2002. Mr. Puleo served as a Lecturer at Columbia University School of Law from 1997 to 2001.

R. Rudolph Reinfrank (64) Director. Mr. Reinfrank became a Director of the Company in June 2013. Mr. Reinfrank also currently serves as a Senior Advisor to BC Partners, a leading international investment firm and Grafine Partners, an asset management firm. Mr. Reinfrank recently served as a Director of Kayne Anderson Acquisition Corp. and chaired its audit and conflict committees. Since October 2009, Mr. Reinfrank has served as the Managing General Partner of Riverford Partners, LLC, a strategic advisory and investment firm based in Los Angeles. Riverford Partners acts as an investor, board member and strategic adviser to growth companies and companies in transition. In 2000, Mr. Reinfrank co-founded and served as a Managing General Partner of Clarity Partners, L.P. until 2009. In 1997, he co-founded and serves as a Managing General Partner of Rader Reinfrank & Co. In 2006, he co-founded Clarity China, L.P. Mr. Reinfrank is also a Senior Adviser to Pall Mall Capital, Limited (London) and Transnational Capital Corporation (NYC).

Elliot Stein, Jr. (71) Director. Mr. Stein has been a member of the Board of Directors of Apollo Investment Corporation (“AIC”), a non-diversified, closed-end management investment company that has elected to be treated as a business development company under the 1940 Act, since March 2004. He currently serves as the lead Independent Director of AIC. He has served as Chairman of Acertas LLC and Senturion Forecasting, LLC (consulting firms) since 2013 and is a board member of various private and public companies including Multi-Pack Solutions,Cohere Communications, BellRing Brands, Inc., Apollo Senior Floating Rate Fund Inc. and Apollo Tactical Income Fund Inc. Mr. Stein is a Trustee of Claremont Graduate University and the New School University. He is a member of the Council on Foreign Relations. Mr. Stein received a BA from Claremont McKenna College.

Interested Directors

John J. Hannan (67) Chairman of the Board of Directors. Mr. Hannan became a Director of the Company in March 2004 and was elected as Chairman of the Board of Directors in August 2006. He served as the Chief Executive Officer from February 2006 to November 2008. Mr. Hannan, a senior partner of Apollo Management, L.P., co-founded Apollo Management, L.P. in 1990. Mr. Hannan has served on numerous boards over the years including Vail Resorts, Inc. and Goodman Global, Inc.

Bradley J. Wechsler (68) Director. Mr. Wechsler became a Director of the Company in April 2004. Mr. Wechsler was the Co-Chairman and Co-Chief Executive Officer of IMAX Corporation from May 1996 through April 2009 and is currently Chairman. Since January 2015, Mr. Wechsler is the Managing Partner of Elysium, LLC, a limited liability company that manages the family office for Leon Black, the Chief Executive Officer of Apollo Global Management, LLC (“AGM”). Previously Mr. Wechsler has had several executive positions in the entertainment and finance industries and has made a number of private investments. Mr. Wechsler is a Vice-Chairman of the board of the NYU Hospital and Medical Center, a member of the Executive Committee and chairs its Finance Committee. He also sits on the board of Math for America and is a member of the Academy of Motion Picture Arts and Sciences.

Howard T. Widra (51) Chief Executive Officer and Director. Mr. Widra has been with Apollo Global Management, LLC and/or its affiliates since 2013. He became the Chief Executive and a Director of Apollo Investment Corporation in May 2018 and previously served as the Company’s President since June 2016. Mr. Widra is a co-founder of MidCap Financial (“MidCap”), a specialty finance business with $9 billion of funds employed and $28 billion of commitments under management, and was formerly its Chief Executive Officer. Prior to MidCap, Mr. Widra was the founder and President of Merrill Lynch Capital Healthcare Finance. Prior to Merrill Lynch, Mr. Widra was President of GE Capital Healthcare Commercial Finance and held senior roles in its predecessor entities including President of Heller Healthcare Finance, and COO of Healthcare Financial Partners. Mr. Widra holds a J.D., Cum Laude, from the Harvard Law School and a BA from the University of Michigan.

Committees of the Board of Directors

As of March 31, 2020, our Board of Directors had established an Audit Committee, a Nominating and Corporate Governance Committee and a Compensation Committee. For the fiscal year ended March 31, 2020, the Board of Directors of the Company held 24 board meetings, eight Audit Committee meetings, four Nominating and Corporate Governance Committee meetings and one Compensation Committee meeting.

The Company requires each Director to make a diligent effort to attend all Board of Directors and committee meetings, and encourages Directors to attend the annual meeting of stockholders. At the 2019 Annual Meeting, all of the Directors attended in person.

Audit Committee. The Audit Committee operates pursuant to an Audit Committee Charter approved by the Board of Directors. The charter sets forth the responsibilities of the Audit Committee, which include selecting or retaining each year an independent registered public accounting firm (the “auditors”) to audit the annual financial statements of the Company; reviewing and discussing with management and the auditors the annual audited financial statements of the Company, including disclosures made in management’s discussion and analysis, and recommending to the Board of Directors whether the audited financial statements should be included in the Company’s annual report on Form 10-K; reviewing and discussing with management and the auditors the Company’s quarterly financial statements prior to the filing of its quarterly reports on Form 10-Q; pre-approving the auditors’ engagement to render audit and/or permissible non-audit services; evaluating the qualifications, performance and independence of the auditors; reviewing preliminary valuations of the investment adviser and independent valuation firms and recommending valuations to the Board of Directors; and recommending compensation of the Chief Financial Officer to the Board of Directors for determination. The Audit Committee is composed of each of the Independent Directors, whom, after the Meeting are: Messrs. Puleo, Reinfrank and Stein and Mses. Matas and Loeb, all of whom also are otherwise considered independent under NASDAQ Marketplace Rule 5605(a)(2). Ms. Matas serves as the Chairperson of the Audit Committee. The Company’s Board of Directors has determined that Mr. Reinfrank and Ms. Matas each qualify as an “audit committee financial expert” as that term is defined under Item 401 of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee Charter is available on the Company’s website (http://www.apolloic.com).

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for selecting qualified nominees to be elected to the Board of Directors by stockholders; identifying, selecting or recommending qualified nominees to fill any vacancies on the Board of Directors or a committee thereof; developing and recommending to the Board of Directors a set of corporate governance principles applicable to the Company; overseeing the evaluation of the Board of Directors and management; and undertaking such other duties and responsibilities as may from time to time be delegated by the Board of Directors to the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is composed of each of the Independent Directors, whom, after the Meeting are: Messrs. Puleo, Reinfrank and Stein and Mses. Matas and Loeb. Mr. Stein currently serves as the Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee has adopted a written Nominating and Corporate Governance Committee charter which is available on the Company’s website (http://www.apolloic.com).

The Nominating and Corporate Governance Committee will consider stockholder recommendations for possible nominees for election as Directors when such recommendations are submitted in accordance with the Company’s current bylaws, the Nominating and Corporate Governance Committee Charter and any applicable law, rule or regulation regarding Director nominations. Nominations should be sent to Joseph D. Glatt, Corporate Secretary, Apollo Investment Corporation, 9 West 57th Street, New York, New York 10019. To have a candidate considered by the Nominating and Corporate Governance Committee, a stockholder must submit the recommendation in writing and must include the following information:

•	The name of the stockholder and evidence of the person’s ownership of Company stock, including the number of shares owned and the length of time of the ownership;

•

The name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a Director of the Company and the person’s consent to be named as a Director if selected by the Nominating and Corporate Governance Committee and nominated to the Board of Directors; and

•	If requested by the Nominating and Corporate Governance Committee, a completed and signed Director’s Questionnaire.

Criteria considered by the Nominating and Corporate Governance Committee in evaluating the qualifications of individuals for election as members of the Board of Directors include, to the extent required, compliance with the independence and other applicable requirements of the federal securities laws, the listing standards of NASDAQ, and any other applicable laws, rules, or regulations; the ability to contribute to the effective management of the Company, taking into account the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with the Company’s management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; educational background, business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions, experience from service as a board member (including the Board of Directors) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations, and/or other life experiences; and personal and professional integrity, character, time availability in light of other commitments, dedication, conflicts of interest and such other relevant factors that the Nominating and Corporate Governance Committee considers appropriate. The Board of Directors also believes it is appropriate for members of the Company’s management to serve as a member of the Board of Directors. In addition, although the Nominating and Corporate Governance Committee does not have a formal policy with regard to consideration of diversity in identifying Director candidates, the Nominating and Corporate Governance Committee may consider whether a potential candidate’s professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board of Directors’ membership and collective attributes. Such considerations will vary based on the Board of Directors’ existing membership and other factors, such as the strength of a potential nominee’s overall qualifications relative to diversity considerations.

Compensation Committee. The Compensation Committee is responsible for determining, or recommending to the Board of Directors for determining, the compensation of our Chief Executive Officer and all other executive officers, paid directly by us, if any. The Compensation Committee also assists the Board of Directors with all matters related to compensation, as directed by the Board of Directors. The Compensation Committee is composed of each of the Independent Directors, whom, after the Meeting are: Messrs. Puleo, Reinfrank and Stein and Mses. Matas and Loeb, each of whom is not an interested person of us for purposes of the 1940 Act and the NASDAQ corporate governance rules. As shown below, none of our executive officers is directly compensated by us and, as a result, the Compensation Committee does not produce and/or review and report on executive compensation practices. The Compensation Committee Charter is available on our website (www.apolloic.com).

Co-Investment Committee. The Co-Investment Committee is responsible for reviewing and approving certain co-investment transactions pursuant to the exemptive order we received from the Securities and the Commission on March 29, 2016 (the “Order”). The Co-Investment Committee is comprised of all the Independent Directors.

Communication with the Board of Directors

Stockholders with questions about the Company are encouraged to contact the Company’s Investor Relations Department. However, if stockholders believe that their questions have not been addressed, they may communicate with the Company’s Board of Directors by sending their communications to Apollo Investment Corporation, c/o Joseph D. Glatt, Corporate Secretary, 9 West 57th Street, New York, New York 10019. All stockholder communications received in this manner will be delivered to one or more members of the Board of Directors.

Information about Executive Officers Who Are Not Directors

The following information, as of the Record Date, pertains to our Executive Officers who are not Directors of the Company.

Name, Address and Age(1)	Position(s) Held with Company	Principal Occupation(s) During at Least the Past 5 Years(2)
Gregory W. Hunt, 63	Chief Financial Officer and Treasurer	Mr. Hunt began his term as Chief Financial Officer and Treasurer of the Company in May 2012. Previously, Mr. Hunt was Executive Vice President and Chief Financial Officer for Yankee Candle which he joined in April 2010. Prior to joining Yankee Candle, Mr. Hunt served as the Executive Vice President of Strategic and Commercial Development for Norwegian Cruise Lines from 2007 to 2009. Prior to joining Norwegian Cruise Lines, Mr. Hunt served as Chief Financial Officer and Chief Restructuring Officer of Tweeter Home Entertainment Group, Inc. from 2006 to 2007 and Chief Financial Officer and Co-Chief Executive of Syratech Corporation from 2001 to 2006. Prior to Syratech, Mr. Hunt held several senior financial leadership positions including Chief Financial Officer of NRT Inc., Culligan Water Technologies, Inc. and Samsonite Corporation. Since January 2020, Mr. Hunt has served as the Chairman of the Audit Committee of the Board for Kymera International, a global manufacturer and supplier of metal products. Mr. Hunt has also been a Director of Danimer Scientific, a leading developer and manufacturer of biodegradable plastic products, since June 2019. Mr. Hunt is also a Director of GoodWest Industries Inc., a leading provider of foodservice dispensing solutions, since June 2020. Mr. Hunt also serves as a member of the Board of Advisors for the University of Vermont School of Business. Mr. Hunt earned a bachelor’s degree in accounting and finance from the University of Vermont and is a Certified Public Accountant.
Joseph D. Glatt, 46	Chief Legal Officer, Secretary and Vice President	Mr. Glatt currently serves as General Counsel of Apollo Capital Management, L.P., a position he has held since his arrival to Apollo in 2007. Since 2014, he has served as Chief Legal Officer of Apollo Investment Corporation. Since 2011, he has served as the Chief Legal

Name, Address and Age(1)	Position(s) Held with Company	Principal Occupation(s) During at Least the Past 5 Years(2)
Officer of Apollo Senior Floating Rate Fund Inc., and since 2013, he has served as the Chief Legal Officer of Apollo Tactical Income Fund Inc. Prior to joining Apollo, Mr. Glatt was associated with the law firms of Simpson Thacher & Bartlett LLP from 1998 to 2003 and Schulte Roth & Zabel LLP from 2003 to 2007, in each case, primarily focusing on mergers and acquisitions, leveraged buyouts and capital markets activities. Since January 2015, Mr. Glatt has served as a director of MidCap FinCo Holdings Limited, a commercial finance firm that provides debt solutions to middle-market companies. Mr. Glatt serves as the Chairman and Co-Founder of the Coalition for Business Development, a trade association that supports small and middle-market firms as an advocate for their ability to grow the economy, create investment opportunities and employment. Mr. Glatt serves as the Chairman of the Credit Managers General Counsel Network, a group of select general counsels, whose mission is to provide a platform to establish a common understanding of credit industry dynamics and legal and organizational issues facing leading credit fund managers. Mr. Glatt is on the Board of Trustees for the Educational Alliance, a New York based community organization dedicated to eliminating economic opportunity gaps via high-quality educational experiences. Mr. Glatt received his JD from University of Pennsylvania Law School and graduated summa cum laude from Rutgers College with a BA in Political Science, Psychology and Hebraic Studies.
Tanner Powell, 40	President	Mr. Powell joined Apollo Global Management, Inc. in 2006. He became President of Apollo Investment Corporation in May 2018 and has served as the Chief Investment Officer for the Company’s Investment Adviser since June 2016. From 2004 to 2006,

Name, Address and Age(1)	Position(s) Held with Company	Principal Occupation(s) During at Least the Past 5 Years(2)
Mr. Powell served as an analyst in Goldman Sachs’ Principal Investment Area (PIA), concentrating on mezzanine investing. From 2002 to 2004, Mr. Powell was an analyst in the Industrials group at Deutsche Bank. Mr. Powell graduated from Princeton University with a BA in Political Economy.
Isabelle Gold, 37	Vice President and Chief Compliance Officer	Ms. Gold joined Apollo Global Management, Inc. in 2016 as the Senior Compliance Officer for the Credit platform. Prior to joining Apollo, Ms. Gold was counsel in the Litigation Group at Akin Gump Strauss Hauer & Feld LLP, where she represented investment management firms and individuals in relation to civil litigation, regulatory investigations and enforcement proceedings. Ms. Gold graduated from Cornell University with a BA in English and received her JD from the University of Michigan Law School.
Amit Joshi, 37	Vice President and Chief Accounting Officer	Mr. Joshi has been with Apollo Investment Corporation since September 2013. Mr. Joshi was appointed Chief Accounting Officer of Apollo Investment Corporation in May 2017 and also serves as the Company’s Assistant Treasurer, a role he has held since August 2015. Prior to joining Apollo Investment Corporation, Mr. Joshi worked at Ernst & Young LLP and provided assurance and advisory services to a wide variety of clients in the financial services industry. Mr. Joshi has extensive knowledge of fund-level and portfolio-level accounting, US GAAP and SOX compliance, valuation, tax and financial reporting practices across a wide range of investment strategies, including hedge funds, private equities, CLOs, BDCs and mutual funds. Mr. Joshi is a Certified Public Accountant, Chartered Financial Analyst and Chartered Accountant. He received a Bachelor of Commerce degree in Accounting and Finance from the Calcutta University, India.

(1)	The business address of each executive officer is c/o Apollo Investment Corporation, 9 West 57th Street, New York, New York 10019.
(2)	Certain executive officers serve as members of governing boards of certain of our portfolio companies.

Code of Conduct

The Company has adopted a code of conduct which applies to, among others, its executive officers, including its Chief Executive Officer and its Chief Financial Officer. The Company’s code of conduct can be accessed via the Company’s website at http://www.apolloic.com.

Compensation of Directors and Executive Officers

The following table shows information regarding the compensation received by the Directors and Executive Officers for the fiscal year ended March 31, 2020. No compensation is paid by the Company to the interested Directors.

Name	Aggregate compensation from the Company	Pension or Retirement Benefits Accrued as Part of Company Expenses(1)	Total compensation from the Company paid to Director/Executive Officer
Independent Directors[2]
Jeanette Loeb	$185,000	None	$185,000
Barbara Matas	$197,250	None	$197,250
Frank C. Puleo	$179,000	None	$179,000
R. Rudolph Reinfrank	$185,000	None	$185,000
Carl Spielvogel(2)	$171,500	None	$171,500
Elliot Stein, Jr.(5)	$215,000	None	$215,000
Interested Directors
John J. Hannan	None	None	None
Bradley J. Wechsler	None	None	None
Howard T. Widra(3)	None	None	None
James C. Zelter(4)	None	None	None
Executive Officers
Gregory W. Hunt	None	None	None
Joseph D. Glatt	None	None	None
Tanner Powell	None	None	None
Isabelle Gold	None	None	None
Amit Joshi	None	None	None

(1)	We do not have a profit sharing or retirement plan, and our Directors and Executive Officers do not receive any pension or retirement benefits.
(2)	On May 20, 2020, Mr. Spielvogel announced his resignation as Director, effective as of the conclusion of the Meeting.
(3)	Mr. Howard is also an executive officer of the Company.
(4)	Mr. Zelter resigned as a Director of the Company effective January 3, 2020.
(5)

Mr. Stein is also a director of Apollo Senior Floating Rate Fund Inc. and Apollo Tactical Income Fund Inc., two registered closed-end investment funds managed by an affiliate of the Company’s Investment Adviser. In aggregate, Mr. Stein’s total compensation from the three funds, including the Company, for the fiscal year ended March 31, 2020 was $266,000.

Compensation of Directors

Each Independent Director’s annual fee is $135,000. Each Independent Director also receives $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board meeting, $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with each committee meeting attended, and $1,500 for each telephonic committee or board meeting attended. In addition, the Lead Independent Director receives an annual fee of $30,000, the Chairman of the Audit Committee receives an annual fee of $20,000 and each chairman of any other committee receives an annual fee of $2,500 for additional services in these capacities. Further, we purchase directors’ and officers’ liability insurance on behalf of our Directors and officers. The Independent Directors serving on the Co-Investment Committee, which is responsible for reviewing and approving certain co-investment transactions pursuant to the Order, also received $1,500 per meeting.

Certain Relationships and Transactions

Transactions with Affiliated Persons. We have entered into an amended and restated investment advisory and management agreement with AIM. Certain of our Executive Officers and our Chairman of the Board of Directors have ownership and financial interests in AIM. Certain of our Executive Officers also serve as principals of other investment managers affiliated with AIM that may in the future manage investment funds with investment objectives similar to ours. In addition, our Executive Officers and Directors and the partners of our investment adviser, AIM, serve or may serve as officers, directors or principals of entities that operate in the same or related line of business as we do, or of investment funds managed by its affiliates, although we may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with AIM. However, our investment adviser and its affiliates intend to allocate investment opportunities in a fair and equitable manner consistent with our investment objectives and strategies so that we are not disadvantaged in relation to any other client. We may invest, to the extent permitted by law, on a concurrent basis with affiliates of AIM, subject to compliance with applicable regulations and our allocation procedures.

We have entered into a royalty-free license agreement with Apollo Management Holdings, L.P. (“AMH”), pursuant to which AMH has agreed to grant us a non-exclusive license to use the name “Apollo.” Under the license agreement, we have the right to use the “Apollo” name for so long as AIM or one of its affiliates remains our investment adviser. In addition, we rent office space from AIA, an affiliate of AIM, and pay AIA our allocable portion of overhead and other expenses incurred by AIA in performing its obligations under our administration agreement with AIA, including our allocable portion of the cost of our Chief Financial Officer and Chief Compliance Officer and their respective staffs, which can create conflicts of interest that our Board of Directors must monitor.

With respect to Director independence, please refer to the Corporate Governance section herein.

Section 16(a) Beneficial Ownership Reporting Compliance. Pursuant to Section 16(a) of the Exchange Act, the Company’s Directors and Executive Officers, and any persons holding more than 10% of its common stock, are required to report their beneficial ownership and any changes therein to the Commission. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based on the Company’s review of Forms 3, 4 and 5 filed by such persons and information provided by the Company’s Directors and officers, the Company believes that during the fiscal year ended March 31, 2020, except for one filing, all Section 16(a) filing requirements applicable to such persons were met in a timely manner. Due to administrative oversights, Tanner Powell did not file a Form 4 on a timely basis.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

PROPOSAL II: RATIFICATION OF

SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At a meeting held on May 20, 2020, the Company’s Audit Committee approved and the Board of Directors, including a majority of the Independent Directors, approved and ratified the selection of PricewaterhouseCoopers as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2021. The Company expects that a representative of PricewaterhouseCoopers will be present virtually at the Meeting, and will have an opportunity to make a statement (if the representative so desires) and to respond to appropriate questions. After reviewing the Company’s audited financial statements for the fiscal year ended March 31, 2020, the Board of Directors’ Audit Committee recommended to the Board of Directors that such statements be included in the Company’s Annual Report on Form 10-K. A copy of the Audit Committee’s Report appears below.

Audit Fees: Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by PricewaterhouseCoopers in connection with statutory and regulatory filings. Audit fees billed during the fiscal years ended March 31, 2020 and March 31, 2019 were $1,345,000 and $1,300,000, respectively.

Audit-Related Fees: Audit-related services consist of fees billed by PricewaterhouseCoopers for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. Audit-related fees billed during the fiscal years ended March 31, 2020 and March 31, 2019 were $71,810 and $71,395, respectively.

Tax Services Fees: Tax services fees consist of fees billed by PricewaterhouseCoopers for professional tax services. These services also include assistance regarding federal, state, and local tax compliance. Tax services and fees billed during the fiscal years ended March 31, 2020 and March 31, 2019 were $100,000 and $80,850, respectively, which represented work related to, among other things, preparation of tax returns, our regulated investment company (RIC) qualification, excise tax distribution requirements and form extensions.

All Other Fees: Other fees would include fees billed by PricewaterhouseCoopers for products and services other than the services reported above, of which there were none in the fiscal years ended March 31, 2020 and March 31, 2019.

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by PricewaterhouseCoopers, the Company’s auditors. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of such service does not impair the auditors’ independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated reports any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

All services described above under “Audit-Related Fees” and “Tax Services Fees” were pre-approved by the Audit Committee.

Audit Committee Report

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended March 31, 2020.

The Audit Committee has reviewed and discussed the Company’s audited financial statements with management and PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm, with and without management present. The Audit Committee included in its review results of PricewaterhouseCoopers LLP’s examinations, the Company’s internal controls, and the quality of the Company’s financial reporting. The Audit Committee also reviewed the Company’s procedures and internal control processes designed to ensure full, fair and adequate financial reporting and disclosures, including procedures for certifications by the Company’s chief executive officer and chief financial officer that are required in periodic reports filed by the Company with the Commission. The Audit Committee is satisfied that the Company’s internal control system is adequate and that the Company employs appropriate accounting and auditing procedures.

The Audit Committee also has discussed with PricewaterhouseCoopers LLP matters relating to PricewaterhouseCoopers LLP’s judgments about the quality, as well as the acceptability, of the Company’s accounting principles as applied in its financial reporting as required by the Statement on Auditing Standards No. 1301 as amended (Communications with Audit Committee). In addition, the Audit Committee has discussed with PricewaterhouseCoopers LLP their independence from management and the Company, as well as the matters in the written disclosures received from PricewaterhouseCoopers LLP and required by Statement on Auditing Standard No. 114, as amended (Codification of Statements on Auditing Standards, AU Section 380, as adopted by the Public Company Accounting Oversight Board in Rule 3200T), Public Company Accounting Oversight Board Rule 3526, “Communication with Audit Committees Concerning Independence”. The Audit Committee received a letter from PricewaterhouseCoopers LLP confirming their independence and discussed it with them. The Audit Committee discussed and reviewed with PricewaterhouseCoopers LLP the Company’s critical accounting policies and practices, internal controls, other material written communications to management, and the scope of PricewaterhouseCoopers LLP’s audits and all fees paid to PricewaterhouseCoopers LLP during the fiscal year. The Audit Committee has adopted guidelines requiring review and pre-approval by the Audit Committee of audit and non-audit services performed by PricewaterhouseCoopers LLP for the Company. The Audit Committee has reviewed and considered the compatibility of PricewaterhouseCoopers LLP’s performance of non-audit services with the maintenance of PricewaterhouseCoopers LLP’s independence as the Company’s independent registered public accounting firm.

Based on the Audit Committee’s review and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2020 for filing with the Commission. In addition, the Audit Committee has engaged PricewaterhouseCoopers to serve as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2020, and has directed that the selection of PricewaterhouseCoopers LLP be submitted to the Company’s stockholders for ratification.

May 20, 2020

The Audit Committee Barbara Matas, Chair Jeanette W. Loeb Frank C. Puleo R. Rudolph Reinfrank Elliot Stein, Jr.

THE BOARD OF DIRECTORS, BASED ON THE APPROVAL AND RECOMMENDATION OF THE AUDIT COMMITTEE, UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF PRICEWATERHOUSECOOPERS AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM TO THE COMPANY FOR THE FISCAL YEAR ENDING MARCH 31, 2021.

[1]

The material in this report is not “soliciting material,” is not deemed “filed” with the Commission, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

OTHER BUSINESS

The Board of Directors knows of no other business to be presented for action at the Meeting. If any matters do come before the Meeting on which action can properly be taken, it is intended that the proxies shall vote in their discretion.

Whether or not you expect to participate in the virtual Meeting, please follow the instructions on the Notice of Internet Availability of Proxy Materials to vote via the Internet or telephone, or request, sign, date and return a proxy card so that you may be represented at the Meeting. The Meeting will be a completely virtual meeting of stockholders and will be conducted exclusively by webcast. To participate in the Meeting, visit www.virtualshareholdermeeting.com/AINV2020, and, in each case, enter the 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on the proxy card you received, or in the instructions that accompanied your proxy materials. Online check-in will begin at 9:45 a.m., Eastern Time. Please allow time for online check-in procedures. For questions regarding the virtual Meeting please call the support number that will be posted on the virtual meeting platform log-in page at www.virtualshareholdermeeting.com/AINV2020. For questions regarding voting, please contact us by calling us collect at 888-643-8150.

SUBMISSION OF STOCKHOLDER PROPOSALS

The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at an annual meeting of stockholders unless certain securities law requirements are met. A stockholder who intends to present a proposal at that Meeting pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”) must submit the proposal in writing to the Company at its address in New York, New York, and the Company must receive the proposal no later than February 22, 2021, in order for the proposal to be considered for inclusion in the Company’s proxy statement for that meeting.

Pursuant to our current bylaws, notices of business proposals or a nomination(s) of individuals for election as a director at the 2021 Meeting, other than stockholder proposals to be included in our proxy statement pursuant to Rule 14a-8, should be addressed to Joseph D. Glatt, Corporate Secretary, Apollo Investment Corporation, 9 West 57th Street, New York, New York 10019 and should be received by the Company not earlier than January 23, 2021 and not later than 5:00 p.m. (Eastern Time) on February 22, 2021. In the event that the date of the next annual meeting is advanced or delayed by more than 30 days from the first anniversary of the Meeting a notice by the stockholder, to be timely, must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m. (Eastern Time), on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. A stockholder’s notice must contain information specified in our bylaws about the stockholder, its affiliates, and the proposed business or nominee for election as a director.

The Company’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Company’s Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Company’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Apollo Investment Corporation

Chief Compliance Officer

9 West 57th Street

New York, New York 10019

The Audit Committee Chair may be contacted at:

Apollo Investment Corporation

Audit Committee Chair

9 West 57th Street

New York, New York 10019

RECEIPT OF MULTIPLE PROXY CARDS

Some of the Company’s stockholders hold their shares in more than one account and may receive a separate Notice of Internet Availability of Proxy Materials for each of those accounts. To ensure that all of your shares are represented at the Meeting, we recommend that you vote by following the instructions in each Notice of Internet Availability of Proxy Materials you receive.

FINANCIAL STATEMENTS AND OTHER INFORMATION

The Company files periodic reports, current reports, proxy statements and other information with the SEC. This information is available on the SEC’s website at www.sec.gov. This information, including the Company’s most recent Annual Report on Form 10-K, is also available free of charge by calling collect at 212-515-3450, or by writing to Apollo Investment Corporation, 9 West 57th Street, New York, New York 10019. Attention: Secretary or on its website https://www.apolloic.com. The information on these websites is not incorporated by reference into this proxy statement.

APOLLO INVESTMENT CORPORATION 9 W 57TH STREET 37TH FLOOR NEW YORK, NY 10019

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/AINV2020

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge,

51 Mercedes Way, Edgewood, NY 11717.

        TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D19000-P41661                    KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

APOLLO INVESTMENT CORPORATION The Board of Directors recommends you vote FOR the following:		For All	Withhold All	For all Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

1.	To elect as Class I directors three nominees, each	☐	☐	☐
for a term of three years:

Nominees:
1) Jeanette W. Loeb 2) Frank C. Puleo 3) Howard T. Widra

The Board of Directors recommends you vote FOR the following proposal:						For	Against	Abstain

2.	To ratify the selection of PricewaterhouseCoopers LLP to serve as Apollo Investment Corporation’s independent registered public accounting firm for the fiscal year ending March 31, 2021.					☐	☐	☐
NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]			Date		Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

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D19001-P41661

APOLLO INVESTMENT CORPORATION Annual Meeting of Stockholders August 11, 2020 10:00 a.m. E.D.T. This proxy is solicited by the Board of Directors

The undersigned hereby appoints GREGORY W. HUNT and JOSEPH D. GLATT, or either one of them, and each with full power of substitution, to act as proxies for the undersigned to vote all the shares of Common Stock of Apollo Investment Corporation, a Maryland corporation (the “Company”), which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held via live webcast over the Internet at www.virtualshareholdermeeting.com/AINV2020 on Tuesday, August 11, 2020 at 10:00 a.m., Eastern Daylight Time, and all postponements and adjournments thereof, as indicated on this proxy and to otherwise represent the undersigned with all powers possessed by the undersigned if personally present at the meeting.

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES LISTED AND “FOR” THE PROPOSAL LISTED.

The validity of this proxy is governed by Maryland law. This proxy does not revoke any prior proxies except for prior proxies given in connection with the Annual Meeting.

Continued and to be signed on reverse side

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on August 11, 2020.

APOLLO INVESTMENT CORPORATION	Meeting Information
Meeting Type: Annual Meeting
For holders as of: June 12, 2020
	Date: August 11, 2020	Time: 10:00 A.M., EDT
Location: Meeting live via the Internet-please visit

www.virtualshareholdermeeting.com/AINV2020. The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/AINV2020 and be sure to have the information that is printed in the box marked by the arrow (located on the following page).

APOLLO INVESTMENT CORPORATION 9 W 57TH STREET 37TH FLOOR NEW YORK, NY 10019

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE and PROXY STATEMENT ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before July 28, 2020 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote By Internet:

        Before The Meeting:

Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

        During The Meeting:

Go to www.virtualshareholdermeeting.com/AINV2020. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR the following:

1.	To elect as Class I directors three nominees, each for a term of three years:

Nominees:

1)	Jeanette W. Loeb

2)	Frank C. Puleo

3)	Howard T. Widra

The Board of Directors recommends you vote FOR the following proposal:

2.	To ratify the selection of PricewaterhouseCoopers LLP to serve as Apollo Investment Corporation’s independent registered public accounting firm for the fiscal year ending March 31, 2021.

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.